U.S. GLOBAL INVESTORS FUNDS
                        (ALL THE FUNDS IN THE PROSPECTUS)


                        SUPPLEMENT DATED JANUARY 2, 2002,
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2001


                              PROSPECTUS AMENDMENTS

PAGE 42 - ACCOUNT MINIMUMS. Delete both paragraphs under Account Minimums and substitute the following:

         Minimum-Balance Fee. If, for any reason, your account balance in an equity or tax-free fund is below $5,000 on the last business day of the calendar quarter, a minimum-balance fee of $6 will be deducted from your account. Money market funds will deduct $5 per month if an account balance drops below $1,000 anytime during the month.

         The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 (or $1,000 in a money market fund) anytime during the quarter for any reason. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum-balance fee will be deducted from the proceeds.

         Minimum-balance fees and involuntary redemptions do not apply to:

          >>   Shareholders  whose  combined  fund  assets  in the  U.S.  Global complex  equal  $25,000  or more on the day the fee is  assessed.
               Total assets are  determined by aggregating  accounts  registered under the same social security number or taxpayer  identification number.
          >>   ABC Investment Plan(R)accounts.
          >>   Retirement accounts.
          >>   Custodial accounts for minors.